UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-13270

FLOTEK INDUSTRIES, INC.

Incorporated pursuant to the Laws of the State of Delaware

Internal Revenue Service - Employer Identification No. 90-0023731

7030 Empire Central Drive, Houston, Texas 77040

(713) 849-9911

ITEM 8.01.     Other Events.

        On August 9, 2005, Flotek Industries, Inc. (the "Company") issued a news release announcing the signing of a definitive agreement to purchase the assets of privately held Harmon’s Machine Works, Inc.

        The press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Exhibit Number	Description of Exhibit

99.1	News Release Dated August 9, 2005

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2005 Jerry D. Dumas, Sr. Jerry D. Dumas, Sr. Chairman & Chief Executive Officer